Exhibit 99.1
Lennox International Reports Second Quarter Results
•	Adjusted EPS from continuing operations $0.67, and GAAP EPS from continuing operations $0.63
•	Generated $55 million in free cash flow, up 26%
•	Narrowing 2009 revenue guidance from down 15-19% to down 17-19%
•	Narrowing 2009 guidance for adjusted EPS from continuing operations from $1.65-$2.05 to $1.65-$1.80; GAAP guidance from continuing operations now $1.38-$1.53
DALLAS, July 22 — Lennox International Inc. (NYSE: LII) today reported financial results for the second quarter of 2009.
Revenue for the second quarter was $791 million, 21% below the prior-year quarter. Excluding the negative impact of foreign exchange, revenue would have been down 17%. Diluted earnings per share from continuing operations on an adjusted basis, a non-GAAP measure, was $0.67, compared to $1.02 in the record second quarter a year ago. Diluted earnings per share from continuing operations on a GAAP basis was $0.63, compared to $0.89 in the year-ago quarter.
“End market conditions remained difficult in the second quarter, but strong operational execution enabled Lennox to generate $55 million of free cash flow in the quarter, up 26% from last year,” said Todd Bluedorn, Chief Executive Officer. “While the residential market continued to decline from a year ago, we saw the rate of decline slow in the second quarter. In the commercial and refrigeration markets, however, we saw the rate of decline increase in the quarter. Looking ahead at the full year, we are narrowing our revenue and adjusted EPS guidance to the low end of our previous range. We continue to execute on our cost reduction programs and strategic initiatives as offsets to the challenging end markets we expect through 2009.”
(Note: See attached schedules for financial details, reconciliations of non-GAAP financial measures, and a description of adjusting items.)

FINANCIAL HIGHLIGHTS
Revenue: Revenue for the second quarter was $791 million, 21% below the prior-year quarter. Excluding the negative impact of foreign exchange, revenue would have been down 17%. Lower volume across all business segments impacted revenue, with offsets from improved price and mix over the year-ago quarter.
Gross Profit: Gross profit for the second quarter was $229 million, down 18% from $278 million in the year-ago quarter. Gross margin was 29.0% compared to 27.8% in the year-ago quarter, up 120 basis points. Second quarter 2009 gross margin includes a net positive warranty adjustment of $10 million compared to a positive adjustment of $4 million in the prior-year quarter. Gross margin also benefited from improvements in product price, mix, and manufacturing rationalization.
Income from Continuing Operations: Adjusted income from continuing operations in the second quarter was $38.0 million, or $0.67 diluted earnings per share, compared to adjusted income of $59.4 million, or $1.02 diluted earnings per share in the second quarter of 2008. Adjusted income from continuing operations for the second quarter of 2009 excludes a $3.4 million after-tax charge from previously announced restructuring activities and a $1.3 million after-tax gain from the net change in unrealized gains on open futures contracts and other items, net.
On a GAAP basis, income from continuing operations for the second quarter of 2009 was $35.9 million, or $0.63 diluted earnings per share, compared to income of $51.4 million, or $0.89 diluted earnings per share in the prior-year quarter.
In discontinued operations, the company took an after-tax charge of $4.2 million, or $0.07 per share, related to a legal judgment involving a Service Experts service center that had been sold in 2004.
Free Cash Flow and Total Debt: Net cash provided by operations in the second quarter was $66 million compared to $56 million in the prior-year quarter. The company invested approximately $11 million in capital assets resulting in free cash flow of $55 million for the quarter, compared to $44 million in the year-ago quarter. Total debt at the end of June 2009 was $320 million after the company paid down $85 million in the quarter. Total cash, cash equivalents and short-term investments were $99 million.

BUSINESS SEGMENT HIGHLIGHTS
Residential Heating & Cooling
Second quarter 2009 revenue from the Residential Heating & Cooling business segment was $379 million, a decrease of 16% from $451 million in the year-ago quarter. Excluding the negative effect of foreign exchange, revenue would have been down 14%. Segment profit was $39 million and segment profit margin was 10.4%, compared to segment profit of $50 million and segment profit margin of 11.1% a year ago. Results were impacted by lower volume, with offsets from favorable product pricing and mix, warranty adjustments, and overall cost reductions.
Commercial Heating & Cooling
Revenue in the Commercial Heating & Cooling business segment was $163 million, down 29% from $229 million in the year-ago quarter. Excluding the negative effect of foreign exchange, revenue would have been down 24%. Total segment profit was $19 million and segment profit margin was 11.9%, compared to segment profit of $27 million and segment profit margin of 11.6% in the year-ago quarter. Results were impacted by lower volume, with offsets from favorable product pricing and mix, warranty adjustments, and overall cost reductions.
Service Experts
Revenue in the Service Experts business segment was $154 million in the second quarter, down 14% from $180 million in the year-ago quarter. Excluding the negative impact of foreign exchange, revenue would have been down 12%. Segment profit was $9 million and segment profit margin was 5.7%, compared to segment profit of $14 million and segment profit margin of 8.0% in the year-ago quarter. Results were impacted by lower volume, with offsets from overall cost reduction initiatives, lower fuel costs, and a favorable business mix compared to a year ago.
Refrigeration
Revenue in the Refrigeration business segment was $122 million in the second quarter, down 28% from $169 million in the prior-year quarter. Excluding the negative impact of foreign exchange, revenue would have been down 19%. Segment profit was $10 million and segment profit margin was 7.9%, compared to segment profit of $17 million and segment profit margin of 10.3% in the second quarter a year ago. Results were impacted by lower volume, with offsets from overall cost reductions and favorable pricing versus a year ago.

FULL-YEAR OUTLOOK
The company is narrowing its revenue and adjusted EPS from continuing operations guidance for 2009 to the low end of its previous guidance ranges.
•	The revenue guidance range for 2009 is narrowed from down 15-19% to down 17-19%, including a negative 3 point impact from foreign exchange.
•	Adjusted EPS from continuing operations guidance for 2009 is narrowed to $1.65-$1.80, the low end of the previous range of $1.65-$2.05.
•	GAAP EPS from continuing operations guidance for 2009 is now a range of $1.38-$1.53 versus the previous target of $1.38-$1.78, reflecting the narrower adjusted EPS guidance range.
•	Corporate expense guidance remains approximately $60 million for 2009.
•	Capital spending guidance remains approximately $75 million for 2009.
CONFERENCE CALL INFORMATION
A conference call to discuss the company’s second quarter results will be held this morning at 9:30 a.m. (Central). To listen, please call the conference call line at 612-332-0637 at least 10 minutes prior to the scheduled start time and use reservation number 103908. This conference call will also be webcast on Lennox International’s web site at http://www.lennoxinternational.com.
A replay will be available from 12:00 p.m. (Central) on July 22 through July 29 by dialing 800-475-6701 (US) or 320-365-3844 (International) and using access code 103908. This call will also be archived on the company’s web site.

Through its subsidiaries, Lennox International Inc. is a global leader in the heating, air conditioning, and refrigeration markets. Lennox International stock is traded on the New York Stock Exchange under the symbol “LII.” Additional information is available at: http://www.lennoxinternational.com or by contacting Steve Harrison, Vice President, Investor Relations, at 972-497-6670.
The statements in this news release that are not historical statements, including statements regarding expected financial results for 2009, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to numerous risks and uncertainties, many of which are beyond LII’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the impact of higher raw material prices, LII’s ability to implement price increases for its products and services, and the impact of unfavorable weather, and a decline in new construction activity in the demand for products and services that could cause actual results to differ materially from such statements. For information concerning these and other risks and uncertainties, see LII’s publicly available filings with the Securities and Exchange Commission. LII disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in millions, except per share data)

	For the Quarters		For the Year-to-Date Period
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008

NET SALES	$790.5	$999.6	$1,375.9	$1,764.1
COST OF GOODS SOLD	561.6	721.5	1,008.2	1,292.3

Gross profit	228.9	278.1	367.7	471.8
OPERATING EXPENSES:
Selling, general and administrative expenses	165.8	187.2	322.8	371.1
Losses (gains) and other expenses, net	0.7	(4.6)	(0.1)	(7.9)
Restructuring charges	4.7	7.7	15.9	10.5
Impairment of equity method investment	—	2.3	—	2.3
Income from equity method investments	(1.8)	(2.9)	(3.2)	(6.0)

Operational income from continuing operations	59.5	88.4	32.3	101.8
INTEREST EXPENSE, net	1.9	3.8	3.6	6.5
OTHER EXPENSE, net	0.1	0.1	0.1	0.1

Income from continuing operations before income taxes	57.5	84.5	28.6	95.2
PROVISION FOR INCOME TAXES	21.6	33.1	10.9	37.0

Income from continuing operations	$35.9	$51.4	$17.7	$58.2
DISCONTINUED OPERATIONS:
Loss from discontinued operations	6.8	0.3	6.6	1.1
Income tax benefit	(2.6)	(0.1)	(2.5)	(0.4)

Loss from discontinued operations	4.2	0.2	4.1	0.7

Net income	$31.7	$51.2	$13.6	$57.5

EARNINGS PER SHARE — BASIC:
Income from continuing operations	$0.65	$0.92	$0.32	$1.00
Loss from discontinued operations	(0.08)	(0.01)	(0.07)	(0.01)

Net income	$0.57	$0.91	$0.25	$0.99

EARNINGS PER SHARE — DILUTED:
Income from continuing operations	$0.63	$0.89	$0.32	$0.97
Loss from discontinued operations	(0.07)	(0.01)	(0.08)	(0.02)

Net income	$0.56	$0.88	$0.24	$0.95

AVERAGE SHARES OUTSTANDING:
Basic	55.4	56.2	55.3	58.2
Diluted	56.6	58.0	55.9	60.2

CASH DIVIDENDS DECLARED PER SHARE	$0.14	$0.14	$0.28	$0.28

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
SEGMENT NET SALES AND PROFIT
(Unaudited, in millions)

	For the Quarters		For the Year-to-Date Period
	Ended June 30,		Ended June 30,
	2009	2008	2009	2008
Net Sales
Residential Heating & Cooling	$379.3	$450.7	$625.6	$779.9
Commercial Heating & Cooling	162.7	229.5	294.2	394.7
Service Experts	153.7	179.6	262.9	317.1
Refrigeration	122.1	169.1	235.8	323.8
Eliminations (A)	(27.3)	(29.3)	(42.6)	(51.4)

	$790.5	$999.6	$1,375.9	$1,764.1

Segment Profit (Loss) (B)
Residential Heating & Cooling	$39.3	$50.0	$34.5	$63.2
Commercial Heating & Cooling	19.3	26.7	21.3	32.9
Service Experts	8.7	14.3	0.7	7.4
Refrigeration	9.6	17.5	16.1	32.2
Corporate and other	(14.7)	(8.7)	(28.6)	(20.9)
Eliminations (A)	—	(0.5)	(0.4)	(2.1)

Subtotal that includes segment profit and eliminations	62.2	99.3	43.6	112.7
Reconciliation to income from continuing operations before income taxes:
Losses (gains) and other expenses, net of gain on sale of fixed assets	0.8	(4.4)	—	(7.8)
Restructuring charges	4.7	7.7	15.9	10.5
Impairment of equity method investment	—	2.3	—	2.3
Interest expense, net	1.9	3.8	3.6	6.5
Other expense, net	0.1	0.1	0.1	0.1

Less: Realized (losses) gains on settled derivative contracts	(1.3)	0.6	(3.3)	1.1
Less: Foreign currency exchange (losses) gains	(1.5)	4.7	(1.3)	4.8

Income from continuing operations before income taxes	$57.5	$84.5	$28.6	$95.2

(A)	Eliminations consist of intercompany sales between business segments, such as products sold to Service Experts by the Residential Heating & Cooling segment.

(B)	The Company defines segment profit and loss as a segment’s income or loss from continuing operations before income taxes included in the accompanying Consolidated Statements of Operations:
Excluding:
•	Gains and/or losses and other expenses, net except for gains and/or losses on the sale of fixed assets.
•	Restructuring charges.
•	Goodwill and equity method investment impairments.
•	Interest expense, net.
•	Other expense, net.
Less amounts included in Losses (Gains) and Other Expenses, net:
•	Realized gains and/or losses on settled derivative contracts.
•	Foreign currency exchange gains and/or losses.

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share data)

	As of	As of
	June 30,	December 31,
	2009	2008
	(unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$65.4	$122.1
Short-term investments	33.5	33.4
Accounts and notes receivable, net	431.4	369.6
Inventories, net	268.5	298.3
Deferred income taxes	27.3	24.2
Other assets	47.7	87.4

Total current assets	873.8	935.0
PROPERTY, PLANT AND EQUIPMENT, net	328.8	329.5
GOODWILL	243.5	232.3
DEFERRED INCOME TAXES	102.4	113.5
OTHER ASSETS, net	51.5	49.2

TOTAL ASSETS	$1,600.0	$1,659.5

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Short-term debt	$7.5	$6.1
Current maturities of long-term debt	35.3	0.6
Accounts payable	268.2	234.5
Accrued expenses	308.0	331.1
Income taxes payable	—	3.7

Total current liabilities	619.0	576.0
LONG-TERM DEBT	276.9	413.7
POSTRETIREMENT BENEFITS, OTHER THAN PENSIONS	12.1	12.5
PENSIONS	111.5	107.7
OTHER LIABILITIES	73.7	91.0

Total liabilities	1,093.2	1,200.9
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Preferred stock, $.01 par value, 25,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.01 par value, 200,000,000 shares authorized, 84,705,778 shares and 84,215,904 shares issued for 2009 and 2008, respectively	0.8	0.8
Additional paid-in capital	813.1	805.6
Retained earnings	536.9	538.8
Accumulated other comprehensive loss	(53.5)	(98.8)
Treasury stock, at cost, 29,213,699 shares and 29,109,058 shares for 2009 and 2008, respectively	(790.5)	(787.8)

Total stockholders’ equity	506.8	458.6

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,600.0	$1,659.5

LENNOX INTERNATIONAL INC. AND SUBSIDIARIES
Reconciliation to U.S. GAAP (Generally Accepted Accounting Principles) Measures
(Unaudited, in millions, except per share and ratio data)
Reconciliation of Income From Continuing Operations to Adjusted Income From Continuing Operations

	For the Quarter Ended June 30, 2009
		Net
		Change in
		Unrealized
		Gains on
		Open
		Futures
		Contracts
	As	and Other	Restructuring	As
	Reported	Items, Net	Charges	Adjusted
NET SALES	$790.5	$—	$—	$790.5
COST OF GOODS SOLD	561.6	—	—	561.6

Gross Profit	228.9	—	—	228.9
OPERATING EXPENSES:
Selling, general and administrative expenses	165.8	—	—	165.8
Losses (gains) and other expenses, net[1]	0.7	2.1	—	2.8
Restructuring charges	4.7	—	(4.7)	—
Income from equity method investments	(1.8)	—	—	(1.8)

Operational income (loss) from continuing operations	59.5	(2.1)	4.7	62.1
INTEREST EXPENSE, net	1.9	—	—	1.9
OTHER EXPENSE, net	0.1	—	—	0.1

Income (loss) from continuing operations before income taxes	57.5	(2.1)	4.7	60.1
PROVISION FOR (BENEFIT FROM) INCOME TAXES	21.6	(0.8)	1.3	22.1

Income (loss) from continuing operations	$35.9	$(1.3)	$3.4	$38.0

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$0.63	$(0.02)	$0.06	$0.67

Note: Management uses adjusted income from continuing operations, which is not defined by U.S. GAAP, to measure the Company’s operating performance and to analyze period-over-period changes in operating income with and without the effects of certain losses (gains) and other expenses, net, impairment of equity method investment and restructuring charges. Management believes that excluding these effects is helpful in assessing the overall performance of the Company.

[1]	Losses (gains) and other expenses, net include the following:

	For the Quarter Ended June 30, 2009
	Pre-tax	Tax (Benefit)	After-tax
	Loss (Gain)	Provision	Loss (Gain)
Realized losses on settled futures contracts	$1.3	$(0.5)	$0.8
Net change in unrealized gains on open futures contracts	(2.5)	0.8	(1.7)
Foreign currency exchange loss	1.5	(0.7)	0.8
Discount fee on accounts sold	0.1	—	0.1
Gain on disposal of fixed assets	(0.1)	—	(0.1)
Other items, net	0.4	—	0.4

Losses (gains) and other expenses, net	$0.7	$(0.4)	$0.3

	For the Quarter Ended June 30, 2008
		Net
		Change in
		Unrealized
		Losses on
		Open
		Futures		Impairment
		Contracts		of Equity
	As	and Other	Restructuring	Method	As
	Reported	Items, Net	Charges	Investment	Adjusted
NET SALES	$999.6	$—	$—	$—	$999.6
COST OF GOODS SOLD	721.5	—	—	—	721.5

Gross Profit	278.1	—	—	—	278.1
OPERATING EXPENSES:
Selling, general and administrative expenses	187.2	—	—	—	187.2
(Gains) losses and other expenses, net[2]	(4.6)	(0.9)	—	—	(5.5)
Restructuring charges	7.7	—	(7.7)	—	—
Impairment of equity method investment	2.3	—	—	(2.3)	—
Income from equity method investments	(2.9)	—	—	—	(2.9)

Operational income from continuing operations	88.4	0.9	7.7	2.3	99.3
INTEREST EXPENSE, net	3.8	—	—	—	3.8
OTHER EXPENSE, net	0.1	—	—	—	0.1

Income from continuing operations before income taxes	84.5	0.9	7.7	2.3	95.4
PROVISION FOR INCOME TAXES	33.1	0.3	2.6	—	36.0

Income from continuing operations	$51.4	$0.6	$5.1	$2.3	$59.4

EARNINGS PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$0.89	$0.01	$0.08	$0.04	$1.02

[2]	(Gains) losses and other expenses, net include the following:

	For the Quarter Ended June 30, 2008
		Tax
	Pre-tax	Provision	After-tax
	(Gain) Loss	(Benefit)	(Gain) Loss
Realized gains on settled futures contracts	$(0.6)	$0.2	$(0.4)
Net change in unrealized losses on open futures contracts	0.4	(0.2)	0.2
Foreign currency exchange gain	(4.7)	0.3	(4.4)
Gain on disposal of fixed assets	(0.2)	0.1	(0.1)
Other items, net	0.5	(0.1)	0.4

(Gains) losses and other expenses, net	$(4.6)	$0.3	$(4.3)

	For the Year-to-Date Period Ended June 30, 2009
		Net
		Change in
		Unrealized
		Gains on
		Open
		Futures
		Contracts
	As	and Other	Restructuring	As
	Reported	Items, Net	Charges	Adjusted
NET SALES	$1,375.9	$—	$—	$1,375.9
COST OF GOODS SOLD	1,008.2	—	—	1,008.2

Gross Profit	367.7	—	—	367.7
OPERATING EXPENSES:
Selling, general and administrative expenses	322.8	—	—	322.8
(Gains) losses and other expenses, net[3]	(0.1)	4.8	—	4.7
Restructuring charges	15.9	—	(15.9)	—
Income from equity method investments	(3.2)	—	—	(3.2)

Operational income (loss) from continuing operations	32.3	(4.8)	15.9	43.4
INTEREST EXPENSE, net	3.6	—	—	3.6
OTHER EXPENSE, net	0.1	—	—	0.1

Income (loss) from continuing operations before income taxes	28.6	(4.8)	15.9	39.7
PROVISION FOR (BENEFIT FROM) INCOME TAXES	10.9	(1.7)	5.0	14.2

Income (loss) from continuing operations	$17.7	$(3.1)	$10.9	$25.5

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$0.32	$(0.05)	$0.19	$0.46

[3]	(Gains) losses and other expenses, net include the following:

	For the Year-to-Date Period Ended
	June 30, 2009
	Pre-tax	Tax (Benefit)	After-tax
	Loss (Gain)	Provision	Loss (Gain)
Realized losses on settled futures contracts	$3.3	$(1.2)	$2.1
Net change in unrealized gains on open futures contracts	(5.2)	1.8	(3.4)
Foreign currency exchange loss	1.3	(0.6)	0.7
Discount fee on accounts sold	0.2	(0.1)	0.1
Gain on disposal of fixed assets	(0.1)	—	(0.1)
Other items, net	0.4	(0.1)	0.3

(Gains) losses and other expenses, net	$(0.1)	$(0.2)	$(0.3)

	For the Year-to-Date Period Ended June 30, 2008
		Net
		Change in
		Unrealized
		Gains on
		Open
		Futures		Impairment
		Contracts		of Equity
	As	and Other	Restructuring	Method	As
	Reported	Items, Net	Charges	Investment	Adjusted
NET SALES	$1,764.1	$—	$—	$—	$1,764.1
COST OF GOODS SOLD	1,292.3	—	—	—	1,292.3

Gross Profit	471.8	—	—	—	471.8
OPERATING EXPENSES:
Selling, general and administrative expenses	371.1	—	—	—	371.1
(Gains) losses and other expenses, net[4]	(7.9)	1.9	—	—	(6.0)
Restructuring charges	10.5	—	(10.5)	—	—
Impairment of equity method investment	2.3	—	—	(2.3)	—
Income from equity method investments	(6.0)	—	—	—	(6.0)

Operational income (loss) from continuing operations	101.8	(1.9)	10.5	2.3	112.7
INTEREST EXPENSE, net	6.5	—	—	—	6.5
OTHER EXPENSE, net	0.1	—	—	—	0.1

Income (loss) from continuing operations before income taxes	95.2	(1.9)	10.5	2.3	106.1
PROVISION FOR (BENEFIT FROM) INCOME TAXES	37.0	(0.7)	3.7	—	40.0

Income (loss) from continuing operations	$58.2	$(1.2)	$6.8	$2.3	$66.1

EARNINGS (LOSS) PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$0.97	$(0.02)	$0.11	$0.04	$1.10

[4]	(Gains) losses and other expenses, net include the following:

	For the Year-to-Date Period Ended
	June 30, 2008
		Tax
	Pre-tax	Provision	After-tax
	(Gain) Loss	(Benefit)	(Gain) Loss
Realized gains on settled futures contracts	$(1.0)	$0.4	$(0.6)
Net change in unrealized gains on open futures contracts	(2.3)	0.8	(1.5)
Foreign currency exchange gain	(4.8)	0.3	(4.5)
Gain on disposal of fixed assets	(0.2)	0.1	(0.1)
Other items, net	0.4	(0.1)	0.3

(Gains) losses and other expenses, net	$(7.9)	$1.5	$(6.4)

Reconciliation of Estimated Adjusted to GAAP Income per Share from Continuing Operations — Diluted

For the
Year Ended
December 31,
2009
ESTIMATED
Adjusted income per share from continuing operations — diluted	$1.65 – $1.80
Restructuring charges	(0.33)
Net change in unrealized gains on open futures contracts and other items, net	0.06

GAAP income per share from continuing operations — diluted	$1.38 – $1.53

Free Cash Flow

	For the	For the	For the	For the
	Quarter	Quarter	Year-to-Date	Year-to-Date
	Ended	Ended	Period Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2009	2008
Net cash provided by operating activities	$66.4	$56.2	$82.7	$23.6
Purchase of property, plant and equipment	(11.7)	(12.7)	(21.6)	(22.5)

Free cash flow	$54.7	$43.5	$61.1	$1.1

Operational Working Capital

		June 30,		June 30,
		2009		2008
	June 30,	Trailing	June 30,	Trailing
	2009	12 Mo. Avg.	2008	12 Mo. Avg.
Accounts and Notes Receivable, Net	$431.4		$604.2
Asset Securitization	30.0		—
Allowance for Doubtful Accounts	20.9		20.0

Accounts and Notes Receivable, Gross	482.3	$463.1	624.2	$570.9

Inventories	268.5		367.4
Excess of Current Cost Over Last-in, First-out	75.4		73.0

Inventories as Adjusted	343.9	399.6	440.4	439.7

Accounts Payable	(268.2)	(283.4)	(376.9)	(334.2)

Operating Working Capital (a)	558.0	579.3	687.7	676.4

Net Sales, Trailing Twelve Months (b)	3,093.2	3,093.2	3,673.2	3,673.2

Operational Working Capital Ratio (a / b)	18.0%	18.7%	18.7%	18.4%

Note: Management uses free cash flow and operational working capital, which are not defined by U.S. GAAP, to measure the Company’s operating performance. Free cash flow and operational working capital are also two of several measures used to determine incentive compensation for certain employees.

Debt to Earnings Before Interest, Taxes, Depreciation and Amortization Expense (“EBITDA”) Ratio

Trailing
Twelve
Months to
June 30,
2009
Earnings before interest and taxes (“EBIT”) (a)	$195.8
Depreciation and amortization expense (“DA”) (b)	53.2

EBITDA (EBIT excluding DA) (a + b)	$249.0

Total debt at June 30, 2009 (c)	$319.7

Total debt to EBITDA ratio ((c / (a + b))	1.3

Reconciliation of EBIT to income from continuing operations before income taxes:
EBIT per above (non-GAAP)	$195.8
Losses and other expenses, net of gain on sale of fixed assets	10.8
Impairment of equity method investment	6.8
Restructuring charges	35.8
Other expenses, net	0.1
Interest expense, net	10.8

Subtotal	131.5
Less: Realized losses on settled futures contracts	(5.3)
Less: Foreign currency exchange losses	(2.9)

Income from continuing operations before income taxes (GAAP)	$139.7